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                                                        Exhibit 23.1


                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statements (Form S-3 No. 33-78936, No. 33-81232 and No. 33-98292) of Cosmetic Group
U.S.A., Inc. and in the related Prospectuses of our report dated February 28, 1997, with respect to the consolidated financial statements of Cosmetic Group U.S.A., Inc. included in this Annual Report (Form 10-KSB) for the year ended December 31, 1996.




Los Angeles, California
March 19, 1997